UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
COINBASE GLOBAL, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

SUPPLEMENT TO DEFINITIVE PROXY STATEMENT RELATING TO
THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 1, 2022

On April 20, 2022, Coinbase Global, Inc. (the “Company”) filed a definitive proxy statement (the “Proxy Statement”) with the Securities and Exchange Commission, which was distributed in connection with the Company’s Annual Meeting of Stockholders scheduled for June 1, 2022. This supplement (this "Supplement") updates and replaces the disclosure in the Proxy Statement under the heading “Security Ownership of Certain Beneficial Owners and Management.” The Proxy Statement contains important information and this Supplement should be read in conjunction with the Proxy Statement.

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The following table sets forth certain information with respect to the beneficial ownership of our common stock as of March 31, 2022, by:

•each of our Named Executive Officers;
•each of our directors or director nominees;
•all of our directors and executive officers as a group; and
•each stockholder known by us to be the beneficial owner of more than 5% of our outstanding shares of our Class A common stock or Class B common stock.

We have determined beneficial ownership in accordance with the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Except as indicated by the footnotes below, we believe, based on information furnished to us, that the persons and entities named in the table below have sole voting and sole investment power with respect to all shares beneficially owned, subject to applicable community property laws.

Applicable beneficial ownership percentages are based on 169,421,664 shares of Class A common stock and 48,309,952 shares of Class B common stock outstanding as of March 31, 2022. Shares of our common stock subject to stock options that are currently exercisable or exercisable within 60 days of March 31, 2022, RSUs that are expected to vest and settle within 60 days of March 31, 2022, or shares purchasable under our 2021 ESPP within 60 days of March 31, 2022, are deemed to be outstanding and to be beneficially owned by the person holding the stock options, RSUs, or right to purchase shares under the 2021 ESPP for the purpose of computing the percentage ownership of that person. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person.

	Shares Beneficially Owned
	Class A Common Stock		Class B Common Stock
Name of Beneficial Owner	Number	Percent	Number	Percent	Percent of Total Voting Power(1)
Named Executive Officers and Directors:
Brian Armstrong(2)	5,943,572	3.4	33,656,301	69.7	59.5
Emilie Choi(3)	1,657,411	*	110,000	*	*
Alesia Haas(4)	329,035	*	1,094,500	2.2	1.9
Surojit Chatterjee(5)	1,752,196	1.0	—	—	*
Paul Grewal(6)	767,759	*	—	—	*
Marc L. Andreessen(7)	14,232,369	8.4	—	—	1.3
Frederick Ernest Ehrsam III(8)	3,718,430	2.2	14,636,793	30.3	26.1
Kathryn Haun(9)	213,499	*	—	—	*
Kelly A. Kramer(10)	10,941	*	—	—	*
Tobias Lütke(11)	25,500	*	—	—	*
Gokul Rajaram(12)	10,865	*	—	—	*
Fred Wilson(13)	439,928	*	—	—	*
All executive officers and directors as a group (12 persons)(14)	29,101,505	15.8	49,497,594	99.9	87.1
Other 5% Stockholders:
Entities affiliated with Andreessen Horowitz(15)	14,018,115	8.3	—	—	1.2

*Represents beneficial ownership of less than 1% of our outstanding shares of common stock
(1)Percentage of total voting power represents voting power with respect to all shares of our common stock, as a single class outstanding as of March 31, 2022. The holders of our Class B common stock are entitled to twenty votes per share, and holders of our Class A common stock are entitled to one vote per share. Shares of our common stock subject to stock options that are currently exercisable or exercisable within 60 days of March 31, 2022, RSUs that are expected to vest and settle within 60 days of March 31, 2022, or shares purchasable under our 2021 ESPP within 60 days of March 31, 2022, are deemed to be outstanding and to be beneficially owned by the person holding the stock options, RSUs, or right to purchase shares under the 2021 ESPP for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.
(2)Represents (i) 5,913,854 shares underlying options to purchase Class A common stock that are exercisable within 60 days of March 31, 2022; (ii) 29,715 shares of Class A common stock held by The Brian Armstrong Living Trust; (iii) 25,159,766 shares of Class B common stock held by The Brian Armstrong Living Trust;); (iv) 7,546,045 shares of Class B common stock held by the Brian Armstrong 2020 Grantor Retained Annuity Trust; and (v) 950,490 shares of Class B common stock held by The Ehrsam 2014 Irrevocable Trust, of which Mr. Armstrong is trustee. Ownership includes 7,000,000 shares of Class B common stock pledged as collateral to secure certain personal liquidity-related indebtedness.
(3)Represents (i) 66,457 shares of Class A common stock; (ii) 1,442,052 shares underlying options to purchase Class A common stock that are exercisable within 60 days of March 31, 2022; (iii) 110,000 shares underlying options to purchase shares of Class B common stock that are exercisable within 60 days of March 31, 2022; (iv) 27,311 shares of Class A common stock subject to RSUs that are settleable within 60 days of March 31, 2022; (v) a maximum of 14 shares of Class A common stock that are issuable under our 2021 ESPP within 60 days of March 31, 2022; (vi) 50,208 shares of Class A common stock held by the Starvurst Annuity Trust; (vii) 49,643 shares of Class A common stock held by the Starvurst Exempt Trust; and (viii) 21,726 shares of Class A common stock held by the Coinbase Annuity Trust.
(4)Represents (i) 7,410 shares of Class A common stock; (ii) 288,225 shares underlying options to purchase Class A common stock that are exercisable within 60 days of March 31, 2022; (iii) 1,094,500 shares underlying options to purchase shares of Class B common stock that are exercisable within 60 days of March 31, 2022; (iv) 12,504 shares of Class A common stock subject to RSUs that are settleable within 60 days of March 31, 2022; and (v) 20,896 shares of Class A common stock held by ACB 2021, LLC.
(5)Represents (i) 1,164 shares of Class A common stock; (ii) 1,743,461 shares underlying options to purchase Class A common stock that are exercisable within 60 days of March 31, 2022; (iii) 2,143 shares of Class A common stock subject to RSUs that are settleable within 60 days of March 31, 2022; (iv) a maximum of 84 shares of Class A common stock that are issuable under our 2021 ESPP within 60 days of March 31, 2022; and (v) 5,344 shares of Class A common stock held by the Chatterjee Family Revocable Trust.
(6)Represents (i) 36,306 shares of Class A common stock; (ii) 715,660 shares underlying options to purchase Class A common stock that are exercisable within 60 days of March 31, 2022; (iii) 15,709 shares of Class A common stock subject to RSUs that are settleable within 60 days of March 31, 2022; and (iv) a maximum of 84 shares of Class A common stock that are issuable under our 2021 ESPP within 60 days of March 31, 2022.
(7)Represents (i) 211,686 shares of Class A common stock held by the LAMA Community Trust; (ii) 2,568 shares of Class A common stock held by AD Holdings, LLC, of which Mr. Andreessen is a trustee, and (iii) 14,018,115 shares of Class A common stock held by entities affiliated with Andreessen Horowitz, as reflected in footnote 15 below. Mr. Andreessen, a member of our Board of Directors, is a general partner of Andreessen Horowitz, and therefore, may be deemed to share voting and investment power with regard to the shares held directly by LAMA Community Trust,

AD Holdings, LLC, and Andreessen Horowitz. The address for Mr. Andreessen is c/o Andreessen Horowitz, 2865 Sand Hill Road, Suite 101, Menlo Park, CA 94025.
(8)Represents (i) 1,133,465 shares of Class A common stock held by The Frederick Ernest Ehrsam III Living Trust; (ii) 1,213 shares of Class A common stock subject to RSUs that are settleable within 60 days of March 31, 2022; (iii) 5,872,707 shares of Class B common stock held by The Frederick Ernest Ehrsam III Living Trust; (iv) 2,927,343 shares of Class B common stock held by the Frederick Ernest Ehrsam III 2020 Grantor Retained Annuity Trust; (v) 601,637 shares of Class B common stock held by the Brian Armstrong Legacy Trust, of which Mr. Ehrsam is trustee; (vi) 3,089,574 shares of Class B common stock held by The Armstrong 2014 Irrevocable Trust, of which Mr. Ehrsam is trustee (vii) 2,145,532 shares of Class B common stock held by the Brian Armstrong 2018 Irrevocable Trust, of which Mr. Ehrsam is trustee, and (viii) 2,583,752 shares of Class A common stock held by Paradigm Fund L.P. Mr. Ehrsam, a member of our Board of Directors, is a managing member of Paradigm Fund L.P., and, therefore, may be deemed to have voting and investment power with regard to the shares held directly by Paradigm Fund L.P.
(9)Represents (i) 26,054 shares of Class A common stock; (ii) 3,705 shares of Class A common stock subject to RSUs that are settleable within 60 days of March 31, 2022; (iii) 126,364 shares of Class A common stock held by Gheradesca Annuity Trust; and (iv) 57,376 shares of Class A common stock held by Gheradesca LLC.
(10)Represents (i) 9,671 shares of Class A common stock, and; (ii) 1,270 shares of Class A common stock subject to RSUs that are settleable within 60 days of March 31, 2022.
(11)Represents 25,500 shares of Class A common stock held by 7910240 Canada Inc, of which Mr. Lütke is the sole director.
(12)Represents (i) 9,671 shares of Class A common stock, and; (ii) 1,194 shares of Class A common stock subject to RSUs that are settleable within 60 days of March 31, 2022.
(13)Represents (i) 241,973 shares of Class A common stock; (ii) 195,539 shares of Class A common stock held by The Fred and Joanne Wilson 2012 Delaware Trust; and (iii) 2,416 shares of Class A common stock held by FJW Partners LLC of which Mr. Wilson and his spouse are managing members.
(14)Represents (i) 18,933,022 shares of Class A common stock; (ii) 49,497,594 shares of Class B common stock; (iii) 10,103,252 shares underlying options to purchase shares of Class A common stock that are exercisable within 60 days of March 31, 2022; (iv) 1,204,500 shares underlying options to purchase shares of Class B common stock that are exercisable within 60 days of March 31, 2022; (v) 65,049 shares of Class A common stock subject to RSUs that are settleable within 60 days of March 31, 2022; and (vi) a maximum of 182 shares of Class A common stock that are issuable under our 2021 ESPP within 60 days of March 31, 2022.
(15)Represents (i) 10,761,104 shares of Class A common stock held by Andreessen Horowitz Fund III, L.P. for itself and as nominee for Andreessen Horowitz Fund III-A, L.P., Andreessen Horowitz Fund III-B, L.P., and Andreessen Horowitz Fund III-Q, L.P., which are collectively referred to as the “Andreessen Horowitz Fund III Entities”; (ii) 2,263,232 shares of Class A common stock held by Andreessen Horowitz LSV Fund I, L.P., for itself and as nominee for Andreessen Horowitz LSV Fund I-B, L.P. and Andreessen Horowitz LSV Fund I-Q, L.P., which are collectively referred to as the “Andreessen Horowitz LSV Fund I Entities”; (iii) 890,493 shares of Class A common stock held by AH Parallel Fund III, L.P. for itself and as nominee for AH Parallel Fund III-A, L.P., AH Parallel Fund III-B, L.P., and AH Parallel Fund III-Q, L.P., which are collectively referred to as the “AH Parallel Fund III Entities”; and (iv) 103,286 shares of Class A common stock held by a16z Seed-III, LLC, which is referred to as “a16z Seed”. AH Equity Partners III, L.L.C. (“AH Equity Partners III”), the general partner of the Andreessen Horowitz Fund III Entities, has sole voting and dispositive power with regard to the shares held by the Andreessen Horowitz Fund III Entities. AH Equity Partners LSV I, L.L.C. (“AH Equity Partners LSV I”), the general partner of the Andreessen Horowitz LSV Fund I Entities, has sole voting and dispositive power with regard to the shares held by the Andreessen Horowitz LSV Fund I Entities. AH Equity Partners III (Parallel), L.L.C. (“AH Equity Partners III (Parallel)”), the general partner of the AH Parallel Fund III Entities, has sole voting and dispositive power with regard to the shares held by the AH Parallel Fund III Entities. The shares held directly by a16z Seed are indirectly held by the Andreessen Horowitz Fund III Entities, the members of a16z Seed. AH Equity Partners III, the general partner of the Andreessen Horowitz Fund III Entities, has sole voting and dispositive power with regard to the shares held by a16z Seed. Marc Andreessen and Benjamin Horowitz are the managing members of each of AH Equity Partners III, AH Equity Partners LSV I, and AH Equity Partners III (Parallel) and may be deemed to share voting and investment power with regard to shares held by the Andreessen Horowitz Fund III Entities, the Andreessen Horowitz LSV Fund I Entities, the AH Parallel Fund III Entities and a16z Seed. The address for each of these entities is 2865 Sand Hill Road, Suite 101, Menlo Park, CA 94025.

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Except as specifically supplemented by the information contained herein, all information set forth in the Proxy Statement remains unchanged. From and after the date of this supplement, all references to the “Proxy Statement” are to the Proxy Statement as supplemented hereby. The Proxy Statement contains important information and this Supplement should be read in conjunction with the Proxy Statement.

Important Information

If you have already voted, you do not need to vote again unless you would like to change or revoke your prior vote on any proposal. If you would like to change or revoke your prior vote on any proposal, please refer to the disclosure in the Proxy Statement under “Questions and Answers About the Proxy Materials and Our Annual Meeting—Can I change my vote or revoke my proxy?” for instructions on how to do so.
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